Supplement to the currently effective Statement of Additional Information


DWS High Yield Tax-Free Fund

The following information supplements the "Investment Policies and Techniques -- Municipal Securities" section of the fund's Statement of Additional Information:

In some cases, municipalities may issue bonds relying on proceeds from litigation settlements. These bonds may be further secured by debt service reserve funds established at the time the bonds were issued. Bonds that are supported in whole or in part by expected litigation proceeds are subject to the risk that part or all of the expected proceeds may not be received. For example, a damage award could be overturned or reduced by a court, or the terms of a settlement or damages award may allow for reduced or discontinued payments if certain conditions are met. As a result, bonds that rely on proceeds from litigation proceeds are subject to an increased risk of nonpayment or default.











               Please retain this supplement for future reference.

















                                                                     [Logo]DWS
                                                                       SCUDDER
                                                           Deutsche Bank Group


July 11, 2006